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                                                                   Exhibit 99(b)
                                                                   -------------
                              BlackRock Funds(SM)

                               POWER OF ATTORNEY
                               -----------------

          William O. Albertini, whose signature appears below, hereby constitutes and appoints David R. Wilmerding, Jr., Laurence D. Fink, Anne Ackerley and Brian P. Kindelan, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable BlackRock Funds(SM) (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-1A and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                             /s/ William O. Albertini
                                             ------------------------
                                             William O. Albertini

Date: May 9, 2001